Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-1

Longeveron Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Class A Common Stock, par value $0.001 per share	(1)	457(o)		$	$6,000,000.24	0.0001531	$918.60
Fees to be Paid	Equity	Series A Warrants to purchase Class A Common Stock	(2)	Other				0.0001531	0.00
Fees to be Paid	Equity	Class A Common Stock issuable upon exercise of Series A Warrants to purchase Class A Common Stock	(3)	457(o)			6,000,000.24	0.0001531	918.60
Fees to be Paid	Equity	Series B Warrants to purchase Class A Common Stock	(4)	Other				0.0001531	0.00
Fees to be Paid	Equity	Class A Common Stock issuable upon exercise of Series B Warrants to purchase Class A Common Stock	(5)	457(o)			6,000,000.24	0.0001531	918.60
Fees to be Paid	Equity	Pre-Funded Warrants to purchase Class A Common Stock	(6)	Other				0.0001531	0.00
Fees to be Paid	Equity	Class A Common Stock issuable upon exercise of the Pre-Funded Warrants	(7)	457(o)			0.00	0.0001531	0.00
Fees to be Paid	Equity	Placement Agent Warrants to purchase Class A Common Stock	(8)	Other				0.0001531	0.00
Fees to be Paid	Equity	Class A Common Stock issuable upon exercise of the Placement Agent Warrants	(9)	457(o)		$	$525,000.02	0.0001531	$80.38

Total Offering Amounts:							$18,525,000.74		2,836.18
Total Fees Previously Paid:
Total Fee Offsets:									0.00
Net Fee Due:									$2,836.18

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Offering Note(s)

(1)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The proposed maximum aggregate offering price of the Class A Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Class A Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Class A Common Stock and Pre-Funded Warrants (including the Class A Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $6,000,000.24.
(2)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Pursuant to Rule 457(g) of the Securities Act, no separate registration fees are payable with respect to the warrants to purchase Class A Common Stock offered hereby since such warrants are being registered in the same registration statement as the Class A Common Stock.
(3)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.
(4)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Pursuant to Rule 457(g) of the Securities Act, no separate registration fees are payable with respect to the warrants to purchase Class A Common Stock offered hereby since such warrants are being registered in the same registration statement as the Class A Common Stock.
(5)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.
(6)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The proposed maximum aggregate offering price of the Class A Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Class A Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Class A Common Stock and Pre-Funded Warrants (including the Class A Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $6,000,000.24.

Pursuant to Rule 457(g) of the Securities Act, no separate registration fees are payable with respect to the warrants to purchase Class A Common Stock offered hereby since such warrants are being registered in the same registration statement as the Class A Common Stock.
(7)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The proposed maximum aggregate offering price of the Class A Common Stock will be reduced on a dollar-for-dollar basis based on the offering price of any Pre-Funded Warrants issued in the offering, and the proposed maximum aggregate offering price of the Pre-Funded Warrants to be issued in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any Class A Common Stock issued in the offering. Accordingly, the proposed maximum aggregate offering price of the Class A Common Stock and Pre-Funded Warrants (including the Class A Common Stock issuable upon exercise of the Pre-Funded Warrants), if any, is $6,000,000.24.
(8)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

Pursuant to Rule 457(g) of the Securities Act, no separate registration fees are payable with respect to the warrants to purchase Class A Common Stock offered hereby since such warrants are being registered in the same registration statement as the Class A Common Stock.
(9)	Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), the securities registered hereunder include an indeterminate number of additional shares of Class A Common Stock as may from time to time become issuable by reason of share splits, share dividends, recapitalizations, or other similar transactions.

Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

We have calculated the proposed maximum aggregate offering price of the Class A Common Stock underlying the Placement Agent Warrants by assuming that such warrants are exercisable at a price per share equal to 125% of the price per share of Class A Common Stock and accompanying warrants sold in this offering.